UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 13, 2007

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. suite 1560 Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective as of November 12, 2007, we dismissed Mantyla McReynolds, LLC (Mantyla) as our independent accountants. Mantyla had previously been engaged as the principal accountant to audit our financial statements. On August 28, 2007, Customer Acquisition Network Holdings, Inc. formerly known as Outsiders Entertainment, Inc. merged with Customer Acquisition Network, Inc. a Florida headquartered company.

The reason for the dismissal is that we believe that it is in our best interest to have Salberg & Company, P.A. (Salberg), a Florida headquartered independent registered public accounting firm who previously audited Customer Acquisition Network, Inc., to work with our business. We therefore retained Salberg on November 12, 2007,as our new independent registered public accounting firm.

The decision to change accountants was approved by our board of directors on November 12, 2007.

The report of Mantyla on our financial statements as of August 31, 2006 and the years ended August 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

There were no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Mantyla, would have caused it to make reference to the matter in connection with its reports.

During our two most recent fiscal years and the subsequent interim periods through November 12, 2007, we did not consult Salberg regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

We had made the contents of this Current Report on Form 8-K available to Mantyla and requested them to furnish a letter addressed to the SEC as to whether Mantyla agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of Mantyla’s letter to the SEC is included as Exhibit 16.1. to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is filed as an exhibit to this Report on Form 8-K:

Number	Description
16.1	Letter from Mantyla McReynolds, LLC, dated November 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2007	Customer Acquisition Network Holdings, Inc.

	By:	/s/ Michael Mathews
Michael Mathews Chief Executive Officer

EXHIBIT INDEX

Number	Description

16.1	Letter from Mantyla McReynolds, LLC, dated November 12, 2007